UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 21, 2021

RARE ELEMENT RESOURCES LTD.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34852	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 271049 Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(720) 278-2460

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

On January 21, 2021, Rare Element Resources Ltd. (the “Company”) issued a news release regarding a potential financial award from the U.S. Department of Energy (“DoE”) for the engineering, construction and operation of a rare earth separation and processing demonstration plant.  A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01 (including the information set forth in Exhibit 99.1) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

On January 21, 2021, the Company announced that it received formal notice from the DoE that General Atomics, an affiliate of Synchron (the Company’s largest shareholder), and Rare Element Resources, Inc., a wholly-owned subsidiary of the Company (“RER”), have been selected to enter negotiations in relation to a financial award under the Critical Materials Funding Opportunity Announcement (“FOA”) for the engineering, construction and operation of a rare earth separation and processing demonstration plant.

RER, along with partners General Atomics and certain of its affiliates, and LNV, an Ardurra Group, Inc. company, as engineering and construction subcontractor, submitted a formal proposal to the DoE in response to a published FOA in mid-2020 for the construction and operation of a rare earth separation and processing plant utilizing proprietary technology to produce commercial grade products. The DoE funding represents one-half of the total estimated costs for the project and is contingent upon the negotiation of definitive documents.  It is the Company’s intent that the demonstration plant will process the already stockpiled high-grade ore from RER’s Wyoming Bear Lodge rare earth elements project.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1	Press release, dated as of January 21, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 25, 2021

RARE ELEMENT RESOURCES LTD.

By:/s/ Randall J. Scott

Name:Randall J. Scott

Title: President and Chief Executive Officer